EXHIBIT 10.12
-------------






                   AMLI RESIDENTIAL PROPERTIES 2002
                 SENIOR OFFICER SHARE ACQUISITION PLAN
                 -------------------------------------

                   AMLI RESIDENTIAL PROPERTIES TRUST
                   ---------------------------------

                              CERTIFICATE
                              -----------





     I, ____________________, ______________________________________ of
Amli Residential Properties Trust, having in my custody and possession the corporate records of said corporation, do hereby certify that attached hereto is a true and correct copy of the Amli Residential Properties 2002 Senior Officer Share Acquisition Plan, as in effect as of ________________.


     WITNESS my hand this ________________________________________.

                   AMLI RESIDENTIAL PROPERTIES 2002
                 SENIOR OFFICER SHARE ACQUISITION PLAN
                 -------------------------------------


                               SECTION 1

                                GENERAL
                                -------

     1.1 ESTABLISHMENT AND PURPOSE. Amli Residential Properties Trust, a Maryland real estate investment trust (the "REIT"), is the general partner of Amli Residential Properties, L.P. (the "Partnership"), a Delaware limited partnership. The Partnership owns all of the preferred stock of Amli Management Company, a Delaware corporation which in turn owns Amrescon, LLC, a Delaware corporation, and each of such entities is referred to individually as a "Service Company" and collectively as the "Service Companies". The Partnership may from time to time acquire, directly or indirectly, a greater than 50% economic interest in other entities that may adopt the Plan and become additional Service Companies hereunder, with the consent of the Executive Compensation Committee of the REIT. The REIT, the Partnership, and the Service Companies are each referred to individually as an "Affiliated Company," and collectively as the "Affiliated Companies." The purpose of the Amli Residential Properties 2002 Senior Officer Share Acquisition Plan (the "Plan") is to enable each of the Affiliated Companies to attract, retain and motivate individuals to perform services as employees and otherwise by providing for or increasing the opportunity for such individuals to share in the growth and success of the Affiliated Companies through proprietary interests in the REIT and thereby promote the long-term financial interest of the REIT and the other Affiliated Companies. The Plan has been established by the REIT as a successor to the loan program established in 1999, under which senior management employees were given the opportunity to purchase Common Shares of the REIT in the open market using the proceeds of loans from the REIT, which loans were reimbursable to each employee by his employer, contingent upon the borrowing employee's fulfillment of certain obligations and conditions. The Plan is similarly intended to provide senior management employees the opportunity to purchase Common Shares with similarly reimbursable loans. However, in order to facilitate compliance with
Section 16(b) of the Securities Exchange Act of 1934, as amended, Common Shares purchased under the Plan may be either open market purchases or acquired from the REIT's authorized but unissued shares.

     1.2 PARTICIPATION. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Persons those persons who will be granted the right to purchase Common Shares under the Plan, and thereby become "Participants" in the Plan.

     1.3 OPERATION, ADMINISTRATION, AND DEFINITIONS. The operation and administration of the Plan, including the grant of the right to purchase Common Shares made under the Plan, shall be subject to the provisions of
Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 6 of the Plan).

                               SECTION 2

                   COMMON SHARE ACQUISITION PROGRAM
                   --------------------------------

     2.1 PURCHASE OF COMMON SHARES. The Committee may, from time to time, establish one or more programs under which Participants will be granted the right to purchase Common Shares under the Plan, and shall designate the Participants eligible to participate under such share purchase programs. The purchase price for Common Shares available under such programs, and other terms and conditions of such programs, shall be established by the Committee. The purchase price may not be less than the Fair Market Value of the Common Shares at the time of purchase (or, in the Committee's discretion, the average Common Share value over a period determined by the Committee); provided, however, that the purchase price may not be less than par value of a Common Share.

     2.2 RESTRICTIONS ON SHARES. The Committee may impose such restrictions with respect to Common Shares purchased under subsection 2.1 as the Committee determines to be appropriate.

     2.3 PAYMENT OF PURCHASE PRICE. The purchase price of the Common Shares purchased by a Participant shall be paid at the time of the purchase in cash, or in such other form permitted by the Committee; and such form of payment may include use of the proceeds of the loan from the REIT to the Participant, which loan shall be evidenced by a promissory note, and shall be subject to such terms and restrictions imposed by the Committee, which terms may include the employer's reimbursement of the loan, contingent upon the borrowing individual's fulfillment of conditions and obligations established by the Committee.


                               SECTION 3

                     OPERATION AND ADMINISTRATION
                     ----------------------------

     3.1 EFFECTIVE DATE. Subject to the approval of the shareholders of the REIT at the REIT's 2002 annual meeting of its shareholders, the Plan shall be effective as of April 29, 2002 (the "Effective Date"); provided, however, that to the extent that rights are granted under the Plan prior to its approval by shareholders, they shall be contingent on approval of the Plan by the shareholders of the REIT. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any awards of the right to purchase Common Shares under it are outstanding.

     3.2 COMMON SHARES SUBJECT TO PLAN. The Common Shares which may be purchased by Participants under the Plan shall be subject to the following:

     (a) The Common Shares with respect to which the right to purchase may be awarded under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company, including shares purchased in the open market, in private transactions or otherwise.

     (b) Subject to the following provisions of this subsection 3.2, the maximum number of Common Shares that may be delivered to Participants and their beneficiaries under the Plan shall be 260,000 Common Shares.

     3.3 GENERAL RESTRICTIONS. Delivery of Common Shares or other amounts under the Plan shall be subject to the following:

     (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Common Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

     (b) To the extent that the Plan provides for issuance of share certificates to reflect the issuance of Common Shares, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     3.4   ADJUSTMENT TO SHARES.

     (a) In the event of any change in the outstanding Common Shares by reason of a stock dividend or split, recapitalization, merger or consolidation (whether or not the REIT is a surviving corporation), reorganization, combination or exchange of shares or other similar corporate changes or an extraordinary dividend paid in cash or property, the number of Common Shares (or other securities) then remaining subject to this Plan, and the maximum number of shares that may be issued to anyone pursuant to this Plan, including those that are then covered by outstanding awards of the right to purchase Common Shares, shall (i) in the event of an increase in the number of outstanding shares, be proportionately increased and the price for each share then covered by an outstanding right to purchase Common Shares shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced and the price for each share then covered by an outstanding right to purchase Common Shares shall be proportionately increased.

     (b) In the event the adjustments described in clauses (i) and (ii) of paragraph (a) of this subsection 3.4 are inadequate to ensure equitable treatment of any holder of the right to purchase shares, then, to the extent permissible under applicable law, the Committee shall make any further adjustments as it deems necessary to ensure equitable treatment of any such holder as the result of any transaction affecting the securities subject to the Plan or as is required or authorized under the terms of any applicable agreement relating to the award of the right to purchase Common Shares.

     (c) The existence of the Plan and the right to purchase shares granted hereunder shall not affect or restrict in any way the right or power of the Board of Trustees or the shareholders of the REIT to make or authorize any adjustment, recapitalization, reorganization or other capital structure of its business, any merger or consolidation of the REIT, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Shares or the rights thereof, the dissolution or liquidation of the REIT or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     3.5 TAX WITHHOLDING. All benefits under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of Common Shares which the Participant already owns, or through the surrender of Common Shares to which the Participant is otherwise entitled under the Plan.

     3.6 TRANSFERABILITY. The award of the right to purchase Common Shares under the Plan is not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     3.7 FORM AND TIME OF ELECTIONS. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.


     3.8 AGREEMENT WITH REIT. An award of the right to purchase Common Shares under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any award of the right to purchase Common Shares to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document.

     3.9 ACTION BY REIT OR AFFILIATED COMPANY. Any action required or permitted to be taken by the REIT or any Affiliated Company shall be by resolution of its board of trustees, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

     3.10 GENDER AND NUMBER. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     3.11 LIMITATION OF IMPLIED RIGHTS. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating individual the right to be retained in the employ of the REIT or any Affiliated Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no award of the right to purchase Common Shares under the Plan shall confer upon the holder thereof any rights as a shareholder of the REIT prior to the date on which the individual fulfills all conditions for receipt of such rights and purchase such Common Shares.

     3.12 EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.


                               SECTION 4

                               COMMITTEE
                               ---------

     4.1 SELECTION OF COMMITTEE. The Committee shall be selected by the Board, and shall consist of not less than two members of the Board.

     4.2 POWERS OF COMMITTEE. The Committee shall have the authority to control and manage the operation and administration of the Plan. The Committee's administration of the Plan shall be subject to the following:

     (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Persons those persons who shall receive awards to purchase Common Shares, and to establish the terms, conditions, restrictions and other provisions applicable to the right to purchase shares under the Plan, including determining the time or times of receipt, determining the number of shares which may be purchased by a Participant, and (subject to the restrictions imposed by Section 5) canceling or suspending the right to purchase shares.

     (b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     (c) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

     (d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to declaration of trust and by-laws of the REIT, and applicable state corporate law.

     4.3 DELEGATION BY COMMITTEE. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     4.4 INFORMATION TO BE FURNISHED TO COMMITTEE. The REIT and Affiliated Companies shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the REIT and Affiliated Companies as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

     4.5 LIABILITY AND INDEMNIFICATION OF COMMITTEE. No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the REIT be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a Trustee or employee of the REIT. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the REIT, to the fullest extent permitted by law, against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act honestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

                               SECTION 5

                       AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any award to purchase shares granted under the Plan prior to the date such amendment is adopted by the Board.


                               SECTION 6

                             DEFINED TERMS

     In addition to the other definitions contained herein, the following definitions shall apply:

     (a) BOARD. The term "Board" shall mean the Board of Trustees of the REIT.

     (b) COMMON SHARE. The term "Common Share" shall mean a common share of beneficial interest, $0.01 per value per share, of the REIT.

     (c) ELIGIBLE PERSON. The term "Eligible Person" shall mean any employee of an Affiliated Company or any person providing or that has provided services to an Affiliated Company. An award of the right to purchase Common Shares may be granted to an individual, in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Affiliated Company, provided that such right to purchase shares shall not become vested prior to the date the individual first performs such services.

     (d) EXCHANGE ACT. The term "Exchange Act" means the Securities Exchange Act of 1934, as from time to time amended.

     (e) FAIR MARKET VALUE. The "Fair Market Value" of a Common Share shall be determined as follows:

           If the Common Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the Fair Market Value of a Common Share is the average of the high and low price of the Common Shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on the principal securities exchange on which the Common Shares are listed or admitted to trading. If the Common Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Common Share shall be the average of the high and low sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Common Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Common Share shall be the average of the closing high bid and low asked quotations on such system for the Common Shares on the date in question. In all other cases, Fair Market Value for purposes of the Plan shall be determined by the REIT Committee in its sole discretion using appropriate criteria.